UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2006

Great Wolf Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave, Madison, Wisconsin		53703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-661-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective February 13, 2006, the Compensation Committee of the Great Wolf Resorts, Inc. (the "Company") Board of Directors (the "Compensation Committee") took the actions described below.

2006 Annual Base Salary

The Compensation Committee approved the 2006 annual base salaries for the Chief Executive Officer and the four next most highly compensated executive officers of the Company (the "Named Executive Officers"), effective on January 1, 2006.

2006 Short-Term Incentive Compensation

The Compensation Committee approved maximum short-term cash incentive award amounts for 2006, determined as a percentage of base salary, for each Named Executive Officer. The actual short-term incentive award to each officer will be subject to a number of factors, including:

· The Company achieving certain levels of Adjusted EBITDA (as defined by the Company) for 2006;
· The Company achieving certain levels of Adjusted EPS (as defined by the Company) for 2006; and
· The individuals achieving certain individual and/or departmental performance goals in 2006, as determined by the Compensation Committee.

2006 Long-Term Incentive Compensation

The Compensation Committee approved maximum long-term stock-based incentive compensation amounts for 2006 for certain of the Company’s Named Executive Officers. The stock-based compensation amounts will consist of performance-based shares of the Company’s common stock. The actual long-term incentive compensation award to each officer will be subject to a number of factors, including:

· Up to 75% of the award amount may be earned based on the Company’s common stock performance in calendar year 2006 relative to a small cap stock index, as designated by the Compensation Committee, total return in calendar year 2006. Under this performance criterion, an individual may earn up to 75% of his or her total potential award amount if the Company’s stock performance for 2006 is equal to or exceeds 120% of the performance of a small cap stock index designated by the Compensation Committee. The individual will earn less than 75% of his or her award amount if the Company’s stock performance for 2006 is less than 120% of the designated index's performance, but will earn no award under this performance criterion if the Company’s stock performance for 2006 does not equal at least 80% of the designated index's performance.
· Up to 25% of the award amount may be earned based on the individuals achieving certain individual and/or departmental performance goals in 2006, as determined by the Compensation Committee.

The maximum number of shares that may be earned under this award is 109,093. Based on the February 13, 2006 closing price of GWR’s common stock of $10.75, the maximum value of those shares as of the grant date is $1,172,750.

All 2006 long-term incentive stock-based compensation awards for the Company’s Named Executive Officers will be made pursuant to the Company’s 2004 Incentive Stock Plan, which has previously been filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

February 17, 2006	By:	J. Michael Schroeder

Name: J. Michael Schroeder
Title: Corporate Secretary